UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2020

BEYOND COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite 500

Las Vegas, Nevada, 89169

(Address of principal executive offices)

(702) 675-8022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On July 3, 2020, the Board of Directors (the “Board”) of Beyond Commerce, Inc. (the “Company”), appointed Mr. Henry F. Gurley as a member of the Board (the “Appointment”).

Henry F. Gurley, Age 63, Director

Mr. Gurley combines over 30 years of experience in capital markets and corporate finance. In 2016, Mr. Gurley joined Boustead Securities, an investment banking firm that provides global capital markets services to top tier, high growth companies, where he currently serves as a managing director. In 2012, prior to joining Boustead. Mr. Gurley founded BuzBux, Inc, a real-time marketing network that allows small and medium-sized businesses to instantly deliver customized mobile coupon offers to their customers’ cell phones. From 2005 to 2012, Mr. Gurley was a Senior Vice President and branch manager at Newport Coast Securities, a full-service broker dealer in New York, where he was primarily involved in investment banking and sales trading and served on the firm’s investment banking committee. Mr. Gurley is a graduate of the University of Virginia, McIntire School of Commerce and holds a Bachelor of Science degree in finance.

The Board believes that Mr. Gurley’s extensive experience in the capital markets and finance industry makes him well-qualified to help lead the Company towards pursing its strategies for growth.

Family Relationships

Mr. Gurley does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Gurley reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On July 8, 2020, the Company issued a press release announcing the Appointment. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: July 8, 2020	By:	/s/ Geordan G. Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director